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                                                               EXHIBIT NO. 99.16

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2007-SN1

                        COLT 2007-SN1 CUSTODIAN AGREEMENT

                                     BETWEEN

                                    GMAC LLC,
                                AS COLT CUSTODIAN

                                       AND

                         CENTRAL ORIGINATING LEASE TRUST

                            DATED AS OF JUNE 7, 2007

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                               TABLE OF CONTENTS

1.  Definitions.............................................................   1
2.  Appointment of COLT Custodian; Acknowledgment of Receipt................   1
3.  Maintenance of Records..................................................   2
4.  Duties of COLT Custodian................................................   2
5.  Instructions; Authority to Act..........................................   3
6.  Indemnification by the COLT Custodian...................................   3
7.  Advice of Counsel.......................................................   3
8.  Limitation on Liability of COLT Custodian and Others....................   4
9.  Effective Period, Termination, and Amendment; Interpretive and
    Additional Provisions...................................................   4
10. Governing Law...........................................................   6
11. Notices.................................................................   6
12. Binding Effect..........................................................   6
13. Severability of Provisions..............................................   6
14. Assignment..............................................................   6
15. Headings................................................................   6
16. Counterparts............................................................   6
17. No Third-Party Beneficiaries............................................   6
18. Merger and Integration..................................................   7
19. Series Liabilities......................................................   7
20. No Bankruptcy Petition..................................................   7
21. Limitation of Liability.................................................   7
22. Merger and Consolidation of the COLT Custodian..........................   7


                                      -i-

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     THIS COLT 2007-SN1 CUSTODIAN AGREEMENT, dated as of June 7, 2007 (this
"COLT Custodian Agreement"), is made between GMAC LLC, a Delaware limited liability company ("GMAC"), as COLT Custodian (in such capacity, the "COLT Custodian"), and CENTRAL ORIGINATING LEASE TRUST, a Delaware statutory trust ("COLT").

     WHEREAS, simultaneously herewith GMAC (in its capacity as seller of the Series 2007-SN1 Lease Assets, the "Seller"), and COLT are entering into a COLT Sale and Contribution Agreement, dated as of the date hereof (as it may be amended, supplemented or modified from time to time, the "COLT Sale and Contribution Agreement"), pursuant to which GMAC shall sell, transfer and assign, as of the Series 2007-SN1 Closing Date, to COLT without recourse all of its right, title and interest in and to the Series 2007-SN1 Lease Assets;

     WHEREAS, in connection with such sale, transfer and assignment of the Series 2007-SN1 Lease Assets, the COLT Sale and Contribution Agreement provides that COLT shall simultaneously enter into a custodian agreement pursuant to which COLT shall revocably appoint the COLT Custodian as custodian of the Series 2007-SN1 Lease Asset Files pertaining to the Series 2007-SN1 Lease Assets; and

     WHEREAS, in connection with such sale, transfer and assignment, COLT desires for the COLT Custodian to act as custodian of the Series 2007-SN1 Lease Assets;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          1. Definitions. Capitalized terms used in this COLT Custodian Agreement are defined in and shall have the meanings assigned to them in the COLT Series Definitions attached as Part I of Exhibit A to the COLT Servicing Agreement, dated as of the date hereof (as it may be amended from time to time, the "COLT Servicing Agreement"), between COLT, GMAC, as servicer (in such capacity, the "Servicer"), and The Bank of New York Trust Company, N.A., as indenture trustee (in such capacity, the "COLT Indenture Trustee"), or if not defined therein, shall have the meanings assigned to them in the COLT Program Definitions attached as Exhibit I to the Declaration of Trust, dated as of December 13, 2006 (as it may be amended from time to time, the "Declaration of Trust"), by Deutsche Bank Trust Company Delaware, as COLT Owner Trustee, and acknowledged, accepted and agreed by Central Originating Lease, LLC, as Residual Certificateholder. All references herein to "this COLT Custodian Agreement" are to this COLT Custodian Agreement as it may be amended, supplemented or otherwise modified from time to time.

          2. Appointment of COLT Custodian; Acknowledgment of Receipt. Subject to the terms and conditions hereof, COLT hereby appoints the COLT Custodian, and the COLT Custodian hereby accepts such appointment, to act as agent of COLT as COLT Custodian to maintain custody of the Series 2007-SN1 Lease Asset Files pertaining to the Series 2007-SN1 Lease Assets. The COLT Custodian acknowledges that COLT has

                                                             Custodian Agreement
                                                                 (COLT 2007-SN1)
     pledged the Vehicles related to the Series 2007-SN1 Lease Assets to the COLT 2007-SN1 Secured Noteholders and has pledged the remainder of the COLT 2007-SN1 Collateral to the COLT Indenture Trustee under the COLT Indenture for the equal and ratable benefit of the COLT 2007-SN1 Secured Noteholders and agrees to hold the Series 2007-SN1 Lease Assets on behalf of the Series 2007-SN1 Further Holders. In performing its duties hereunder, the COLT Custodian agrees to act with reasonable care, using that degree of skill and attention that the COLT Custodian exercises with respect to automotive lease files relating to comparable automotive leases that the COLT Custodian services and holds for itself or others. The COLT Custodian hereby acknowledges receipt of the Series 2007-SN1 Lease Asset File for each Series 2007-SN1 Lease Asset listed on the Series 2007-SN1 Lease Assets Schedule.

          3. Maintenance of Records. The COLT Custodian agrees to maintain each Series 2007-SN1 Lease Asset File at one of its branch offices or with third party vendors as shall be deemed appropriate by the COLT Custodian.

          4. Duties of COLT Custodian.

               (a) Safekeeping. The COLT Custodian shall hold each Series 2007-SN1 Lease Asset File described herein on behalf of the Series 2007-SN1 Further Holders and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Series 2007-SN1 Lease Asset described herein as shall enable COLT to comply with its obligations under the COLT Sale and Contribution Agreement and the other COLT 2007-SN1 Basic Documents. Each Series 2007-SN1 Lease Asset shall be identified as such on the books and records of the COLT Custodian to the extent the COLT Custodian reasonably determines to be necessary to comply with the terms and conditions of the COLT Sale and Contribution Agreement and, if applicable, the other COLT 2007-SN1 Basic Documents. The COLT Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Series 2007-SN1 Lease Asset Files held by it under this COLT Custodian Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Servicer and the COLT Custodian to verify the accuracy of the COLT Custodian's inventory and record keeping. The COLT Custodian shall promptly report to COLT any failure on its part to hold the related Series 2007-SN1 Lease Asset File as described herein and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

               (b) Access to Records. Subject only to the COLT Custodian's security requirements applicable to its own employees having access to similar records held by the COLT Custodian, the COLT Custodian shall permit COLT or the COLT Indenture Trustee or any of their duly authorized representatives, attorneys or auditors to inspect the related Series 2007-SN1 Lease Asset Files described herein and the related accounts, records and computer systems maintained by the COLT Custodian pursuant hereto at such times as COLT or the COLT Indenture Trustee may reasonably request.

               (c) Release of Documents. The COLT Custodian shall release any Series 2007-SN1 Lease Asset (and its related Series 2007-SN1 Lease Asset
     File) to

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     COLT, the Servicer or the COLT Indenture Trustee, as appropriate, under the circumstances provided in the COLT Sale and Contribution Agreement, the COLT Servicing Agreement and the other COLT 2007-SN1 Basic Documents.

               (d) Administration; Reports. In general, the COLT Custodian shall attend to all non-discretionary details in connection with maintaining custody of the Series 2007-SN1 Lease Asset Files as described herein. In addition, the COLT Custodian shall assist the Servicer generally in the preparation of routine reports to the Holders of the COLT 2007-SN1 Secured Notes, if any, or to regulatory bodies, to the extent necessitated by the COLT Custodian's custody of the Series 2007-SN1 Lease Asset Files described herein.

               (e) Servicing. The COLT Custodian is familiar with the duties of the Servicer, the servicing procedures and the allocation and distribution provisions (including those related to principal collections, losses and recoveries on Series 2007-SN1 Lease Assets) set forth in the COLT Servicing Agreement and the other COLT 2007-SN1 Basic Documents and hereby agrees to maintain the Series 2007-SN1 Lease Asset Files in a manner consistent therewith. The COLT Custodian further agrees to cooperate with the Servicer in the Servicer's performance of its duties under the COLT Servicing Agreement and the other COLT 2007-SN1 Basic Documents.

          5. Instructions; Authority to Act. The COLT Custodian shall be deemed to have received proper instructions from COLT with respect to the Series 2007-SN1 Lease Asset Files described herein upon its receipt of written instructions signed by an Authorized Officer of COLT. A certified copy of a by-law or of a resolution of the appropriate governing body of COLT (or, as appropriate, a trustee on behalf of COLT) may be received and accepted by the COLT Custodian as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary. Such instructions may be general or specific in terms.

          6. Indemnification by the COLT Custodian. The COLT Custodian agrees to indemnify COLT and the Series 2007-SN1 Further Holders for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred or asserted against COLT or any Series 2007-SN1 Further Holder as the result of any act or omission in any way relating to the maintenance and custody by the COLT Custodian of the Series 2007-SN1 Lease Asset Files described herein; provided, however, that the COLT Custodian shall not be liable to COLT or any Series 2007-SN1 Further Holder, respectively, for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of COLT or such Series 2007-SN1 Further Holder, respectively.

          7. Advice of Counsel. The COLT Custodian and COLT further agree that the COLT Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or State law.

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          8. Limitation on Liability of COLT Custodian and Others.

               (a) Neither the COLT Custodian nor any of the directors or officers or employees or agents of the COLT Custodian shall be under any liability to COLT, the COLT 2007-SN1 Secured Noteholders, the COLT 2007-SN1 Certificateholders, or any successors or assigns of the foregoing, except as specifically provided in the COLT 2007-SN1 Basic Documents, for any action taken or for refraining from the taking of any action pursuant to the COLT 2007-SN1 Basic Documents or for reasonable errors in judgment; provided, however, that this provision shall not protect the COLT Custodian or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of a breach of its obligations and duties herein.

               (b) Except as provided in the COLT 2007-SN1 Basic Documents, the COLT Custodian shall not be under any obligation to appear in, prosecute or defend any proceeding that is not incidental to its duties to act as custodian of the Series 2007-SN1 Lease Assets and the other Sold Assets in accordance with the COLT 2007-SN1 Basic Documents and that in its opinion may involve it in any unreimbursed expense or liability; provided, however, that the COLT Custodian may undertake any reasonable action that it may deem necessary or desirable in respect of the COLT 2007-SN1 Basic Documents and the rights and duties of the parties to the COLT 2007-SN1 Basic Documents and the interests of the COLT 2007-SN1 Noteholders and COLT 2007-SN1 Certificateholders in the COLT 2007-SN1 Basic Documents. In such event, the legal expenses and costs for such action and any liability resulting therefrom shall be expenses, costs and liabilities of COLT and the COLT Custodian shall be entitled to be reimbursed therefor after the receipt of notice and invoice from the COLT Custodian listing any such expense in reasonable detail.

          9. Effective Period, Termination, and Amendment; Interpretive and Additional Provisions.

               (a) This COLT Custodian Agreement shall become effective as of the date hereof, shall continue in full force and effect until terminated as hereinafter provided.

               (b) This COLT Custodian Agreement may be amended by the COLT Custodian and COLT (i) to cure any ambiguity, (ii) to correct or supplement any provision in this COLT Custodian Agreement that may be defective or inconsistent with any other provision of this COLT Custodian Agreement, or
     (iii) to add, change or eliminate any other provision of this COLT Custodian Agreement in any manner that shall not adversely affect in any material respect the interests of the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder.

               (c) This Agreement may also be amended from time to time by the COLT Custodian and COLT with the consent of the Holders of a majority of the then Outstanding Amount of the COLT 2007-SN1 Secured Notes and the COLT 2007-SN1 Certificateholder, which consent, whether given pursuant to this
     Section 9 or pursuant to
     any other provision herein, shall be conclusive and binding on such Persons and on all future holders of COLT 2007-SN1 Certificates and COLT 2007-SN1 Secured Notes for the purpose of adding any provisions to this COLT Custodian Agreement or changing in any manner or eliminating any of the provisions of this COLT Custodian Agreement, or of modifying in any manner the rights of the COLT 2007-SN1 Certificateholder or COLT 2007-SN1 Secured Noteholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Series 2007-SN1 Lease Assets or distributions that shall be required to be made on any COLT 2007-SN1 Secured Note, or (ii) reduce the percentage in this Section 9 required to consent to any action or amendment, without the consent of all of the holders of the COLT 2007-SN1 Secured Notes then outstanding.

               (d) Prior to the execution of any amendment or consent pursuant to this Section 9, the COLT Custodian shall furnish written notice of the substance of such amendment or consent to the Rating Agencies (if any Rated Notes are outstanding), each COLT 2007-SN1 Secured Noteholder and the COLT 2007-SN1 Certificateholder.

               (e) It shall not be necessary for the consent of the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder pursuant to Section 9(c) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder provided for in this COLT Custodian Agreement) and of evidencing the authorization of the execution thereof by the COLT 2007-SN1 Secured Noteholders and the COLT 2007-SN1 Certificateholder shall be subject to such reasonable requirements as the COLT Indenture Trustee or the COLT Owner Trustee may prescribe, including the establishment of record dates.

               (f) This COLT Custodian Agreement may be terminated by either party by written notice to the other party and the consent of the holders of a majority of the then Outstanding Amount of the COLT 2007-SN1 Secured Notes, which consent, whether given pursuant to this Section 9 or pursuant to any other provision herein shall be conclusive and binding on such Persons and on all future holders of COLT 2007-SN1 Secured Notes, such termination to take effect no sooner than 60 days after the date of such notice. Notwithstanding the foregoing, if GMAC resigns as the Servicer under the COLT 2007-SN1 Basic Documents or if all of the rights and obligations of the Servicer have been terminated under the COLT Servicing Agreement, this COLT Custodian Agreement shall immediately terminate. COLT is granting a security interest in its rights under this COLT Custodian Agreement in connection with the CARAT 2007-SN1 transaction. COLT also acknowledges that the CARAT Indenture Trustee will be granted a security interest in that grant. As soon as practicable after the termination of this COLT Custodian Agreement, the COLT Custodian shall deliver the Series 2007-SN1 Lease Asset Files described herein to the CARAT Indenture Trustee or the agent of the CARAT Indenture Trustee at such place or places the CARAT Indenture Trustee may reasonably designate, if both a CARAT Event of Default and a COLT Event of Default have occurred and are continuing, and otherwise to the COLT Indenture Trustee or the agent of the COLT Indenture Trustee at such place or places as the COLT Indenture Trustee may reasonably designate.

          10. Governing Law. THIS COLT CUSTODIAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS COLT CUSTODIAN AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          11. Notices. All demands, notices and communications upon or to COLT or the COLT Owner Trustee on behalf of COLT or the COLT Custodian under this COLT Custodian Agreement shall be delivered as specified in Part III of Exhibit A of the COLT Servicing Agreement.

          12. Binding Effect. This COLT Custodian Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          13. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this COLT Custodian Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this COLT Custodian Agreement and shall in no way affect the validity or enforceability of the other provisions of this COLT Custodian Agreement.

          14. Assignment. Notwithstanding anything to the contrary contained in this COLT Custodian Agreement, this COLT Custodian Agreement may be assigned by the COLT Custodian without the consent of any other Person to a corporation, limited liability company or other entity that is a successor (by merger, consolidation or purchase of assets) to the COLT Custodian, or that more than 50% of the voting interests of which is owned, directly or indirectly, by GMAC or General Motors, provided that such organization executes an agreement of assumption as provided in Section 4.02 of the COLT Servicing Agreement.

          15. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          16. Counterparts. This COLT Custodian Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

          17. No Third-Party Beneficiaries. This COLT Custodian Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise expressly provided in this COLT Custodian Agreement, no other Person shall have any right or obligation hereunder.

          18. Merger and Integration. Except as specifically stated otherwise herein, this COLT Custodian Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this COLT Custodian Agreement. This COLT Custodian Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          19. Series Liabilities. It is expressly understood and agreed by the COLT Custodian that Series 2007-SN1 is a separate series of COLT as provided in Section 3806(b)(2) of the Statutory Trust Act. As such, separate and distinct records shall be maintained for Series 2007-SN1 Lease Assets and the Trust Assets associated with Series 2007-SN1 Lease Assets shall be held and accounted for separately from the other assets of COLT or any other Series. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Series 2007-SN1 Lease Assets, including the COLT 2007-SN1 Secured Notes and the obligations of COLT to the Seller and any other Interested Party under this Agreement, shall be enforceable against the Series 2007-SN1 Lease Assets only, and not against COLT generally or the assets securing any other Series Portfolio.

          20. No Bankruptcy Petition. The COLT Custodian hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all Secured Notes, it shall not institute against, or join any other Person in instituting against, COLT in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the bankruptcy or similar laws of the United States or any State of the United States. This Section shall survive the termination of this COLT Custodian Agreement and the termination of the COLT Custodian's rights and obligations hereunder.

          21. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this COLT Custodian Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as owner trustee of COLT, (b) each of the representations, undertakings and agreements herein made on the part of COLT is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only COLT, and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of COLT or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by COLT under this COLT Custodian Agreement or the other COLT 2007-SN1 Basic Documents.

          22. Merger and Consolidation of the COLT Custodian. Any corporation, limited liability company or other entity (i) into which the COLT Custodian may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the COLT Custodian shall be a party, or (iii) succeeding to business of the COLT Custodian, or (iv) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by GMAC or General Motors, which corporation or entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the COLT Custodian under this Agreement and the other COLT 2007-SN1 Basic Documents, shall be the successor to the COLT Custodian under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The COLT Custodian shall provide 10 days prior notice of any merger, consolidation or succession pursuant to this Section 22 to the Rating Agencies (if any Rated Notes are outstanding), the Servicer, the COLT Indenture Trustee and the COLT Owner Trustee.

     IN WITNESS WHEREOF, each of the parties hereto has caused this COLT Custodian Agreement to be in its name and on its behalf by a duly authorized officer as of the day and year first above written.

                                        CENTRAL ORIGINATING LEASE TRUST

                                        By: DEUTSCHE BANK TRUST COMPANY
                                            DELAWARE, not in its individual
                                            capacity but solely as COLT Owner
                                            Trustee


                                        By: /s/ Jenna Kaufman
                                            ------------------------------------
                                        Name: Jenna Kaufman
                                        Title: Attorney-in-Fact


                                        By: /s/ Aranka R. Paul
                                            ------------------------------------
                                        Name: Aranka R. Paul
                                        Title: Attorney-in-Fact


                                        GMAC LLC,
                                        as COLT Custodian


                                        By: /s/ C.J. Vannatter
                                            ------------------------------------
                                        Name: C.J. Vannatter
                                        Title: Director - Global Securitization